UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2011

AE BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective November 15, 2011, we amended our articles of incorporation to change our name from AE Biofuels, Inc. to Aemetis, Inc.  In connection with this name change, the Financial Industry Regulatory Authority (“FINRA”) assigned the Company a new CUSIP number and trading symbol:

New CUSIP Number: 00770K103

New Trading Symbol: AMTX

This name change was effective under Nevada corporate law as of November 15, 2011, pursuant to a Certificate of Amendment previously filed with the Nevada Secretary of State on October 6, 2011.

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 15, 2011, the Company issued a press release announcing the name change to Aemetis, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information contained herein and the attached exhibit are furnished under this Item 7.01 of this Current Report and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Certificate of Amendment to Articles of Incorporation (incorporated by reference from the Company’s Information Statement filed with the Securities and Exchange Commission on October 26, 2011.
99.1	Press Release, dated November 15, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

Date: November 15, 2011	By:	/s/ Eric A. McAfee
Eric McAfee,
Chief Executive Officer

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